EXHIBIT 10.1

[LETTERHEAD OF BARBIER FRINAULT & AUTRES]

CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the use of our report on the consolidated balance sheets of TotalFinaElf and its subsidiaries as of December 31, 2002, 2001 and 2000, the related consolidated statements of income, cash flows and changes in shareholders’ equity for each of the three years in the period ended December 31, 2002, and the related financial statement schedule, all expressed in euros, dated February 20, 2003, and all references to our Firm included in TotalFinaElf’s Annual Report on Form 20-F for the fiscal year ended December 31, 2002 and we hereby further consent to the incorporation by reference of such reports into:

(i)	The Post-Effective Amendment No. 1 on Form F-3 to Form F-4 Registration Statement (File no. 333-10154) for TotalFinaElf, filed with the SEC on September 8, 2000;

(ii)	The Form S-8 Registration Statement (File no. 333-13024) for TotalFinaElf, filed with the SEC on December 27, 2000; and

(iii)	The Form S-8 Registration Statement (File no. 333-13214) for TotalFinaElf, filed with the SEC on February 28, 2001.

(iv)	The Form S-8 Registration Statement (File no. 333-103815) for TotalFinaElf, filed with the SEC on March 14, 2003.

/s/ BARBIER FRINAULT & AUTRES

BARBIER FRINAULT & AUTRES (Ernst & Young Network)

Paris France
April 2, 2003